UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 2009
                                                           -------------

                       PROVIDENT FINANCIAL SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            001-31566                42-1547151
------------------------------  ---------------------------     ----------
(State or Other Jurisdiction)        (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                      07306-4599
------------------------------------------                      ----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operation and Financial Condition.
             ---------------------------------------------

     On July 23, 2009, Provident Financial Services, Inc. (the "Company") issued a press release reporting its financial results for the three months and six months ended June 30, 2009. A copy of the press release is attached as Exhibit
99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 7.01    Regulation FD Disclosure.
             -------------------------

     On July 23, 2009, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.11 per common share, payable on August 31, 2009 to stockholders of record on August 17, 2009.

     This announcement was included as part of the press release announcing financial results for the quarter ended June 30, 2009 issued by the Company on July 23, 2009 and attached as Exhibit 99.1 to this report. A copy of the press release is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01    Financial Statements and Exhibits.
             ----------------------------------

(a)  Financial Statements of Businesses Acquired. Not applicable.

(b)  Pro Forma Financial Information. Not applicable.

(c)  Shell Company Transactions. Not applicable.

(d)  Exhibits.

           Exhibit No.             Description
           -----------             -----------

           99.1                    Press release issued by the Company on
                                   July 23, 2009 announcing its financial
                                   results for the three months and six months ended June 30, 2009 and the declaration of a quarterly cash dividend.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PROVIDENT FINANCIAL SERVICES, INC.


Date:  July 23, 2009                      By:  /s/ Paul M. Pantozzi
                                               ------------------------
                                               Paul M. Pantozzi
                                               Chairman and
                                               Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------
99.1              Press release issued by the Company on July 23, 2009
                  announcing its financial results for the three months and six months ended June 30, 2009 and the declaration of a quarterly cash dividend.